UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 10, 2021
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2021, eHealth, Inc. (the “Company”) entered into a severance agreement with Timothy Hannan (the “Severance Agreement”). Pursuant to the Severance Agreement, if Mr. Hannan is terminated by the Company “without cause” or if he voluntarily resigns for “good reason” (as such terms are defined in the Severance Agreement), Mr. Hannan will be entitled to receive the following severance payment and benefits: (i) a cash payment (less applicable withholding taxes) in an amount equal to twelve months of his then-current annual base salary; and (ii) company-paid group health, dental and vision benefits for Mr. Hannan and his covered dependents for up to twelve months. In addition, if Mr. Hannan is terminated by the Company “without cause” or if he voluntarily resigns for “good reason” during the 12-month period following a change of control (as such term is defined in the Severance Agreement), then Mr. Hannan will also be entitled to receive the following severance payment and benefits: (i) a cash payment (less applicable withholding taxes) in an amount equal to 100% of his then-current target annual cash bonus; and (ii) 100% vesting of any outstanding and unvested time-based equity awards granted to Mr. Hannan. The receipt of the foregoing severance payments and benefits is conditioned on Mr. Hannan's execution of a release of claims in favor of the Company and its affiliates.

The foregoing descriptions of the Severance Agreement are summaries only and do not purport to be complete. A copy of the form of Severance Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	February 12, 2021	/s/ Derek N. Yung
Derek N. Yung Chief Financial Officer (Principal Financial Officer)